SPINNAKER ETF SERIES
Obra Opportunistic Structured Products ETF
Obra High Grade Structured Products ETF
(the “Funds”)

Supplement dated June 21, 2024
to the Prospectus dated March 26, 2024
This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus for the Funds.
Effective July 1, 2024, the paragraph entitled “Distributions” within the section of the Prospectus entitled “How to Buy and Sell Shares” is replaced with the following:
Distributions. Fund shareholders are entitled to their Share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all its net earnings to its shareholders as “distributions.” Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Funds). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference

SPINNAKER ETF SERIES
Obra Opportunistic Structured Products ETF
Obra High Grade Structured Products ETF
(the “Funds”)

Supplement dated June 21, 2024
to the Statement of Additional Information (“SAI”) dated March 26, 2024
This Supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI for the Fund.
Effective July 1, 2024, the first paragraph in the section of the SAI entitled “Dividends and Distributions” is replaced with the following:
General Policies. Dividends from net investment income, if any, are declared and paid on a monthly basis for the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Funds as a RIC or to avoid imposition of income or excise taxes on undistributed income.

For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference